CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Paul G. Carter, President, Chief Executive Officer, Chief Financial Officer and a director of Novastar Resources Ltd., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)the quarterly report on Form 10-QSB of Novastar Resources Ltd. for the three month period ended September 30, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Novastar Resources Ltd.

Date: November 22, 2005

/s/ Paul G. Carter

Paul G. Carter

President, Chief Executive Officer,

Chief Financial Officer and Director

(Principal Executive, Financial and Accounting Officer)